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                                                                    Exhibit 99.1

Combined Financial Statements

National Healthcare Resources, Inc. and Affiliate

Nine months ended September 30, 2001

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                National Healthcare Resources, Inc. and Affiliate


                          Combined Financial Statements



                      Nine months ended September 30, 2001
                                   (Unaudited)



                                    Contents

Combined Balance Sheet .....................................................   1
Combined Statement of Operations ...........................................   2
Combined Statement of Cash Flows ...........................................   3
Notes to Combined Financial Statements .....................................   4

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                National Healthcare Resources, Inc. and Affiliate

                       Combined Balance Sheet (Unaudited)
                               September 30, 2001

Assets
Current assets:
   Cash                                                                                    $   3,381,243
   Fees receivable, net of allowance for doubtful accounts of $3,044,973                      20,617,944
   Prepaid expenses                                                                            1,414,702
   Income taxes receivable and prepaid income taxes                                              558,773
   Deferred income taxes                                                                         296,000
                                                                                           -------------
Total current assets                                                                          26,268,662

Fixed assets, net                                                                             20,669,892
Excess of purchase price over net tangible assets acquired, net                               78,612,872
Security deposits and other assets, net                                                          485,177
                                                                                           -------------
Total assets                                                                               $ 126,036,603
                                                                                           =============

Liabilities and shareholders' equity Current liabilities:
   Accounts payable and accrued liabilities                                                $  19,199,632
   Revolving credit facility                                                                  56,983,968
   Interest payable                                                                              616,005
                                                                                           -------------
Total current liabilities                                                                     76,799,605

Deferred income taxes                                                                            534,000
Other liabilities                                                                              1,101,235
Fair value of interest rate derivative                                                         2,320,943

Commitments and contingencies Redeemable common stock:
Class A convertible, redeemable common stock, $.01 par value, 125,000 shares authorized,
   issued and outstanding (liquidation preference of $12,500,000)                             12,452,312
Class B convertible, redeemable common stock, $.01 par value, 70,000 shares authorized,
   issued and outstanding (liquidation preference of $7,000,000)                               6,983,834
Class C non-voting, redeemable common stock, $.01 par value, 50,000 shares authorized,
   issued and outstanding (liquidation preference of $6,958,348)                               6,358,586
Class E convertible, redeemable common stock, $.01 par value, 210,000 shares authorized, 183,228 shares issued and outstanding (liquidation preference of
   $18,322,800)                                                                               18,235,202

Class F convertible, redeemable non-voting common stock, $.01 par value, 210,000 shares authorized, 26,772 shares issued and outstanding (liquidation
   preference of $2,677,200)                                                                   2,664,456
Common shareholders' equity:
   Common stock, $.01 par value; 20,000,000 shares authorized, 4,208,732 shares issued
     and outstanding                                                                              42,087
   Non-voting common stock, $.01 par value, 3,474,286 shares authorized, no shares
     issued and outstanding                                                                           --
   Common stock, no par value, 200 shares authorized, 1 share issued and outstanding                  10
   Additional paid-in capital                                                                 10,609,608
   Accumulated deficit                                                                       (12,065,275)
                                                                                           -------------
Total common shareholders' equity                                                             (1,413,570)
                                                                                           -------------
Total liabilities and common shareholders' equity                                          $ 126,036,603
                                                                                           =============



See accompanying notes.

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                National Healthcare Resources, Inc. and Affiliate

                  Combined Statement of Operations (Unaudited)

                                                                     Nine months ended
                                                                       September 30,
                                                                  2001               2000
                                                              ------------------------------
Revenues
Professional services                                         $  56,932,500    $  57,159,055
Claims management                                                42,182,938       39,119,658
Provider networks                                                12,126,372       10,272,904
                                                              ------------------------------
Total revenues                                                  111,241,810      106,551,617

Operating expenses
Cost of services                                                 51,666,164       48,414,187
Salaries and benefits                                            25,583,551       24,087,238
Outside services                                                  2,332,677          746,064
Other operating expenses                                         14,840,236       12,589,555
Selling and administrative expenses                               9,949,466       10,150,953
Depreciation and amortization of fixed assets                     5,764,894        3,752,384
Amortization of intangible assets                                 2,113,258        1,862,645
                                                              ------------------------------
Total operating expenses                                        112,250,246      101,603,026
                                                              ------------------------------

                                                                 (1,008,436)       4,948,591
Other income (expense):
   Interest income                                                  163,522          218,508
   Interest expense                                              (3,803,237)      (3,513,532)
   Loss on change in fair value of interest rate derivative      (1,281,297)        (456,401)
                                                              ------------------------------
Net other expense                                                (4,921,012)      (3,751,425)
                                                              ------------------------------

Loss before income tax benefit                                   (5,929,448)       1,197,166
Income tax benefit                                                 (938,235)         826,007
                                                              ------------------------------
Net loss                                                         (4,991,213)         371,159

Accretion of Class A common stock to redemption value                 9,537            9,537
Accretion of Class B common stock to redemption value                 2,553            2,553
Accretion of Class C common stock to redemption value               121,002          113,048
Accretion of Class D common stock to redemption value                  --            225,900
Accretion of Class E common stock to redemption value                35,836           35,836
Accretion of Class F common stock to redemption value                 5,213            5,213
Class C common stock dividends                                      375,003          375,003
                                                              ------------------------------
Net loss applicable to common shareholders                    $  (5,540,357)   $    (395,931)
                                                              ==============================


See accompanying notes.

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                National Healthcare Resources, Inc. and Affiliate

                  Combined Statement of Cash Flows (Unaudited)

                                                                         Nine months ended
                                                                           September 30,

                                                                        2001           2000
                                                                   ----------------------------
Cash flow from operating activities
Net income (loss)                                                  $ (4,991,213)   $    371,159
Adjustments to reconcile net income to cash flows provided by operating activities:
     Loss on change in fair value of interest rate derivative         1,281,297         456,401
     Depreciation and amortization                                    7,513,304       5,400,180
     Loss on disposition of software                                    900,000
     Amortization of deferred financing cost                            364,848         214,849
     Provision for doubtful accounts                                  1,526,465         307,234
     Changes in operating assets and liabilities, net of effects of acquisitions:
         Fees receivable                                             (1,376,875)     (5,810,198)
         Prepaid expenses                                                69,589        (521,552)
         Income taxes receivable and prepaid income taxes            (1,383,074)       (701,715)
         Accounts payable and accrued liabilities                     6,295,868       1,058,308
         Other liabilities                                                1,885       1,057,191
         Interest payable                                                41,001         112,607
                                                                   ----------------------------
Cash flows provided by operating activities                          10,243,095       1,944,464

Cash flow from investing activities

Purchase of Baseline, Resolve and CRT                                      --        (2,890,410)
Fixed assets purchased                                               (9,857,042)     (8,437,432)
Other assets                                                            (34,584)         16,286
                                                                   ----------------------------
Cash flows used in investing activities                              (9,891,626)    (11,311,556)

Cash flow from financing activities

Payment of note payable                                                    --          (214,207)
Proceeds from credit facility                                              --         8,000,000
Payment to the former holders of Class D stock                       (3,800,000)           --
Deferred financing and other costs                                     (330,613)           --
Payment of long-term obligations                                        (37,855)        (99,874)
                                                                   ----------------------------
Cash flows provided by (used in) financing activities                (4,168,468)      7,685,919
                                                                   ----------------------------

Decrease in cash                                                     (3,816,999)     (1,681,173)
Cash at beginning of year                                             7,198,242       9,863,676
                                                                   ----------------------------
Cash at end of period                                              $  3,381,243    $  8,182,503
                                                                   ============================

Supplemental disclosure of cash flow information

Cash paid for income taxes, net of refunds received                $    536,000    $  1,528,000
                                                                   ============================
Cash paid for interest                                             $  3,762,000    $  3,186,000
                                                                   ============================
See accompanying notes

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                National Healthcare Resources, Inc. and Affiliate

                     Notes to Combined Financial Statements

                               September 30, 2001

1.   Basis of Presentation

The combined balance sheet as of September 30, 2001, the combined statement of operations for the nine months ended September 30, 2001, and the combined statement of cash flows for the nine months ended September 30, 2001 have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 2001 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted. It is suggested that these financial statements be read in conjunction with the combined financial statements and notes thereto included in the Company's combined financial statements for the year ended December 31, 2000. The results of operations for the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for the full year.

2.   Derivatives

On January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivatives and Hedging Activities", as amended, which requires that all derivatives be recorded on the balance sheet at fair value. If the derivative is a hedge that is eligible for special accounting, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. Upon adoption on January 1, 2001, the cumulative transition adjustment was insignificant.

To manage interest rate risk, the Company has entered into an interest rate swap and option arrangement (the "Derivative") to reduce its exposures to movements in interest rates. The Derivative has been designated as a cash flow hedge, however, it does not qualify for hedge accounting in accordance with SFAS 133. Accordingly, the Derivative is adjusted to fair value through earnings. At September 30, 2001, the Company had a Derivative outstanding with a notional amount of $23,583,968. The fair value of the Derivative at September 30, 2001 and December 31, 2000 was a liability of $2,320,943 and $1,039,646, respectively. For the nine months ended September 30, 2001, the Company recorded a loss on the change in the fair value of the interest rate Derivative of $1,281,297.

3.   Debt

On May 31, 2001 the revolving credit facility was amended to reduce the amount available under the facility, change the financial ratio covenants, extend the maturity date and modify the repayment terms. The amount currently available under the facility, which includes the revolving loans and letters of credit, is $61,000,000. The maturity date was extended to March 31, 2002. Under the amended repayment terms, if the Company receives gross cash proceeds from the issuance of any debt or equity securities of less than $25 million, the Company shall prepay the revolving loans such that the facility shall be permanently reduced to $50 million. If the Company receives gross cash proceed from the issuance of any debt or equity securities of $25 million or more, the Company shall prepay the revolving loans such that the facility shall be permanently reduced to $48 million.

4.   Subsequent Events

On November 20, 2001, Concentra Inc., a related party through ownership, acquired all of the outstanding shares of capital stock of the Company in a transaction valued at $141.8 million. Under the terms of the transaction, Concentra Inc. issued approximately $83.0 million of its common stock and approximately $1 million in cash to the Company's shareholders in exchange for all of the outstanding shares of common stock of the Company.

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Concurrent with this transaction, Concentra Inc. contributed the capital stock to Concentra Operating Corporation's capital and repaid $57.8 million of the Company's indebtedness.

                                        5